UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 18, 2024

Booking Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-36691	06-1528493
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Connecticut Avenue	Norwalk	Connecticut	06854
(Address of principal executive offices)			(zip code)

Registrant's telephone number, including area code: (203) 299-8000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12  under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol	Name of Each Exchange on which Registered:
Common Stock par value $0.008 per share	BKNG	The NASDAQ Global Select Market
2.375% Senior Notes Due 2024	BKNG 24	The NASDAQ Stock Market LLC
0.100% Senior Notes Due 2025	BKNG 25	The NASDAQ Stock Market LLC
4.000% Senior Notes Due 2026	BKNG 26	The NASDAQ Stock Market LLC
1.800% Senior Notes Due 2027	BKNG 27	The NASDAQ Stock Market LLC
0.500% Senior Notes Due 2028	BKNG 28	The NASDAQ Stock Market LLC
3.625% Senior Notes Due 2028	BKNG 28A	The NASDAQ Stock Market LLC
4.250% Senior Notes Due 2029	BKNG 29	The NASDAQ Stock Market LLC
3.500% Senior Notes Due 2029	BKNG 29A	The NASDAQ Stock Market LLC
4.500% Senior Notes Due 2031	BKNG 31	The NASDAQ Stock Market LLC
3.625% Senior Notes Due 2032	BKNG 32	The NASDAQ Stock Market LLC
4.125% Senior Notes Due 2033	BKNG 33	The NASDAQ Stock Market LLC
4.750% Senior Notes Due 2034	BKNG 34	The NASDAQ Stock Market LLC
3.750% Senior Notes Due 2036	BKNG 36	The NASDAQ Stock Market LLC
4.000% Senior Notes Due 2044	BKNG 44	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 18, 2024, the Board of Directors of Booking Holdings Inc. (the "Company") approved the amendment and restatement of the Company's By-Laws (the “Amended and Restated By-Laws”), effective immediately. The changes reflected in the Amended and Restated By-Laws include:

i.Revisions to the disclosure and procedural requirements for stockholder nominations of directors and solicitation of proxies relating to the universal proxy rules adopted by the Securities and Exchange Commission;
ii.Adding certain advance notice requirements for the nomination of directors relating to interview and questionnaire requirements, proxy card, and stockholder meeting procedures;
iii.Addressing procedural matters in light of developments in the Delaware General Corporation Law, including clarifying edits to specify the Company’s ability to hold meetings via remote communication and revisions relating to adjournment procedures for meetings of stockholders;
iv.Adopting an exclusive forum provision that sets the Delaware Chancery Court, or if such court does not have jurisdiction, another state court within the State of Delaware or, if no such state court has jurisdiction, the federal district court for the District of Delaware, as the Company’s exclusive forum for internal corporate claims and the U.S. federal district courts as the exclusive forum for litigation under the Securities Act of 1933, as amended; and
v.Making various other technical, conforming, and clarifying changes.

This description of the Amended and Restated By-Laws is a summary and is qualified in its entirety by reference to the Amended and Restated By-Laws, which is attached as Exhibit 3.1 and is incorporated by reference.

Item 9.01.           Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description

3.1	Amended and Restated By-Laws of Booking Holdings Inc., dated as of April 18, 2024.
104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOOKING HOLDINGS INC.

By:	/s/ Peter J. Millones
	Name:	Peter J. Millones
	Title:	Executive Vice President and General Counsel

Date:  April 22, 2024